          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
        SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                                                   Exhibit 10.24

                          Supplemental Agreement No. 2

                                       to

                           Purchase Agreement No. 2191

                                    between:

                               The Boeing Company

                                       and

                             Copa Holdings, S.A. Inc

                      Relating to Boeing Model 737 Aircraft

            THIS SUPPLEMENTAL AGREEMENT, entered into as of December 21, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC.;

            WHEREAS, the parties hereto entered into Purchase Agreement No. 2191, dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-700 aircraft (the Aircraft); and

            **Material Redacted**

            WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

            NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.    Table of Contents Tables and Exhibits:

            1.1 Remove and replace, in its entirety, the "Table of Contents" with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 2.

            1.3 **Material Redacted**

2.    Letter Agreement:

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

                                TABLE OF CONTENTS

                                                                                             SA
                                                                                            NUMBER
                                                                                            ------
     ARTICLES
     --------
         1.                Quantity, Model and Description

         2.                Delivery Schedule

         3.                Price

         4.                Payment

         5.                Miscellaneous

       TABLE

         1.                Aircraft Information Table                                       SA 1

      EXHIBIT

         A.                Aircraft Configuration

         B.                Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

         BFE1.             BFE Variables

         CS1.              Customer Support Variables

         EE1.              Engine Escalation/Engine Warranty and Patent Indemnity

         SLP1.             Service Life Policy Components

LETTER AGREEMENTS

         2191-01               Demonstration Flight Waiver

         2191-02               **Material Redacted**

         2191-03               Seller Purchased Equipment

         6-1162-DAN-0123       Performance Guarantees

         6-1162-DAN-0124       Special Matters

6-1162-DAN-0155       **Material Redacted**

6-1162-DAN-0156       Year 2000 Ready Software, Hardware and Firmware

6-1162-DAN-0157       Miscellaneous Matters

  SUPPLEMENTAL AGREEMENTS                DATED AS OF:
----------------------------          -----------------
Supplemental Agreement No. 1              June 29, 2001
Supplemental Agreement No. 2          December 21, 2001

                                   TABLE 1 TO
                           PURCHASE AGREEMENT NO. 2191
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

Airframe Model/MTGW:                  737-800        154,500                Detail Specifications:   D6-38868-42-1 (11/25/1998)

Engine Model:                      CFM56-7B26                               Price Base Year:         Jul-97    ECI-MFG/CPI

Airframe Price                                                $ 36,374,000

Optional Features:                                            $  3,279,619  Airframe and Engine
                                                              ------------

                                                                            Escalation Data:

Sub-Total of Airframe and Features:                           $ 39,653,619  Base Year Index (ECI):                       137.30

Engine Price (Per Aircraft):                                  $          0  Base Year Index (CPI):                       129.50

Aircraft Basic Price (Excluding BFE/SPE):                     $ 39,653,619
                                                              ============

Buyer Furnished Equipment (BFE) Estimate:                     $  2,750,000

Seller Purchased Equipment (SPE) Estimate:                    $    400,000

Refundable Deposit/Aircraft at Proposal Acceptance:           $     75,000

                                                   ESCALATION    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                NUMBER   ESCALATION   ESCALATION  ESTIMATE ADV   ----------------------------------------------------------------
                  OF       FACTOR       CREDIT    PAYMENT BASE   AT SIGNING   24 MOS.     21/18/12/9/6/ MOS             TOTAL
DELIVERY DATE  AIRCRAFT  (AIRFRAME)   MEMORANDUM  PRICE PER A/P     1%          4%               5%                      30%
-------------  --------  ----------   ----------  -------------  ----------   ----------  -----------------         -------------
Jan-2000          1        1.0514     -$ 468,000  $  41,674,000  $  341,740   $1,666,960  $       2,083,700         $  12,502,200
Feb-2000          1        1.0541     -$ 472,000  $  41,777,000  $  342,770   $1,671,080  $       2,088,850         $  12,533,100
May-2000          2        1.0696     -$ 476,000  $  42,388,000  $  348,880   $1,695,520  $       2,119,400         $  12,716,400
*Jun-2002         1        1.1299     -$ 504,000  $  44,801,000  $  373,010   $1,792,040  $       2,240,050         $  13,440,300
**Jul-2002        1        1.1327     -$ 508,000  $  44,908,000  $  374,080   $1,796,320  $       2,245,400         $  13,472,400
Nov-2002          1          1.14     -$ 508,000  $  45,197,000  $  376,970   $1,807,880  $       2,259,850         $  13,559,100
Dec-2002          1        1.1425     -$ 512,000  $  45,292,000  $  377,920   $1,811,680  $       2,264,600         $  13,587,600

----------
*     **Material Redacted**

**    **Material Redacted**

                      TABLE 1 TO PURCHASE AGREEMENT - 1951
                      AIRCRAFT DELIVERIES AND DESCRIPTIONS
                             MODEL 737-800 AIRCRAFT

                                                   ESCALATION    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY)
                          ESCALATION  ESCALATION  ESTIMATE ADV   ----------------------------------------------------------------
               NUMBER OF    FACTOR      CREDIT    PAYMENT BASE   AT SIGNING (1)   24 MOS.    21/18/12/9/6 MOS.          TOTAL
DELIVERY DATE  AIRCRAFT   (AIRCRAFT)  MEMORANDUM  PRICE PER A.P      1%              4%              5                   30%
-------------  ---------  ----------  ----------  -------------  --------------  ----------  -----------------      -------------
Sep-2004           1        1.2987    -$882,000   $  56,397,000  $  563,970      $2,255,880     $2,819,850          $  16,919,100
Nov-2004           1        1.3044    -$887,000   $  56,644,000  $  566,440      $2,265,760     $2,832,200          $  16,993,200
Dec-2004           1        1.3073    -$887,000   $  56,772,000  $  567,720      $2,270,880     $2,838,600          $  17,031,600
Mar-2005           1        1.3163    -$895,000   $  57,161,000  $  571,610      $2,286,440     $2,858,050          $  17,148,300
Apr-2005           1         1.319    -$895,000   $  57,280,000  $  572,800      $2,291,200     $2,854,800          $  17,184,000
Jan-2005           1        1.3256    -$900,000   $  57,566,000  $  575,660      $2,302,600     $2,878,300          $  17,269,800
Aug-2005           1         1.334    -$909,000   $  57,927,000  $  579,270      $2,317,000     $2,896,350          $  17,378,100
Oct-2005           1        1.3429    -$913,000   $  58,316,000  $  583,160      $2,332,640     $2,915,800          $  17,494,800
Dec-2005           1        1.3525    -$917,000   $  58,735,000  $  587,350      $2,349,400     $2,936,750          $  17,620,500
Jan-2007           1        1.4187    -$966,000   $  61,606,000  $  616,060      $2,464,240     $3,080,300          $  18,481,800
Jul-2007           1        1.4224    -$966,000   $  61,769,000  $  617,690      $2,470,760     $3,088,450          $  18,539,700
Aug-2007           1        1.4264    -$970,000   $  61,942,000  $  619,420      $2,477,680     $3,097,100          $  18,582,600
Sep-2007           1        1.4305    -$975,000   $  62,117,000  $  621,170      $2,484,680     $3,105,850          $  18,635,100
Oct-2007           1        1.4342    -$975,000   $  62,281,000  $  622,810      $2,491,240     $3,114,050          $  18,684,380
Nov 2007           1        1.4381    -$979,000   $  62,449,000  $  624,490      $2,497,960     $3,122,450          $  18,734,700
Dec-2007           1        1.4422    -$979,000   $  62,629,000  $  626,290      $2,505,160     $3,131,450          $  18,788,700
Jan-2008           1        1.4461    -$984,000   $  62,796,000  $  627,960      $2,511,840     $3,139,800          $  18,838,800
Feb-2008           1        1.4502    -$984,000   $  62,977,000  $  629,770      $2,519,000     $3,148,850          $  18,893,100
Mar 2008           1        1.4541    -$988,000   $  63,145,000  $  631,450      $2,525,800     $3,157,250          $  18,963,500
Apr-2008           1        1.4578    -$992,000   $  63,384,000  $  633,040      $2,532,160     $3,165,200          $  18,991,200